                              PLAN OF DISSOLUTION


                         Dated as of December 4, 2000


                                 By and Among

                              ZANYBRAINY.COM LLC,

                               ZB HOLDINGS LLC,

                            CHILDREN'S EQUITY LLC,

                            ZANY BRAINY DIRECT LLC,

                              ZANY BRAINY, INC.,

                                      and

                          ONLINE RETAIL PARTNERS INC.

                              PLAN OF DISSOLUTION


     THIS PLAN OF DISSOLUTION (this "Agreement") is made and entered into as of
                                     ---------
4th day of December, 2000 (the "Effective Date"), by and among ZanyBrainy.com
                                --------------
LLC, a Delaware limited liability company ("ZB.com"), ZB Holdings LLC, a
                                            ------
Delaware limited liability company ("ZB Holdings"), Children's Equity LLC, a
                                     -----------
Delaware limited liability company ("Children's Equity"), Zany Brainy Direct
                                     -----------------
LLC, a Delaware limited liability company ("ZB Direct"), Zany Brainy, Inc., a
                                            ---------
Pennsylvania corporation ("Zany"), and Online Retail Partners Inc., a Delaware
                           ----
corporation ("ONRP").
              ----

     WHEREAS, (i) ONRP owns 5,000,000 Voting Common Interests of ZB Holdings, which constitute all of the Voting Common Interests of ZB Holdings, (ii) ZB Direct owns 5,000,000 Voting Preferred Interests of ZB Holdings (by virtue of the transfer of said interests from Zany as detailed in Section 1(d)(iii) below), which constitute all of the Voting Preferred Interests of ZB Holdings,
(iii) ZB Direct (by virtue of the transfer of 12,889,457 interests from Zany as detailed in Section 1(d)(iii) below), Children's Equity (533,501) and Messrs. Keith C. Spurgeon (102,500), Thomas G. Vellios (102,500) and Robert A. Helpert (41,000) own all of the 13,668,958 Non-Voting Preferred Interests of ZB Holdings, and (iv) ONRP owns 8,977,440 Non-Voting Common Interests of ZB Holdings, which constitute all of the Non-Voting Common Interests of ZB Holdings (each such capitalized term which is not otherwise defined herein has the meaning given thereto in the Second Amended and Restated Limited Liability Company Agreement of ZB Holdings, dated as of December 4, 2000 (the "ZB Holdings
                                                                     -----------
Operating Agreement")).
-------------------

     WHEREAS, (i) ZB Holdings owns 32,646,398 Preferred Interests of ZB.com, which constitute all of the Preferred Interests of ZB.com, (ii) various other persons may have rights to (or, prior to the effectuation of the actions set forth in Article 1 below, have had rights to) options (the "Options") to
                                                            -------
purchase 1,250,630 Common Interests of ZB.com, and (iii) Ramsey Beirne Associates, Inc. ("Ramsey") may have rights to (or, prior to the effectuation of
                   ------
the actions set forth in Article 1 below, have had rights to) warrants (the

"Warrants") to purchase 515,460 Common Interests of ZB.com (each such
---------
capitalized term which is not otherwise defined herein has the meaning given thereto in the Limited Liability Company Agreement of ZB.com, dated as of March 20, 2000 (the "ZB.com Operating Agreement")). A full list of the persons who
               --------------------------
own or may have rights to Options prior to the effectuation of the actions set forth in Article 1 below is attached as Schedule 1 hereto, together with an indication for each such holder of the number of Common Interests heretofore issued with respect to each holder and the number of Options that will be terminated upon the dissolution of ZB.com.

     WHEREAS, (i) ZB Direct owns the sole Voting Interest of Children's Equity (by virtue of the transfer of said interest from Zany as detailed in Section 1(d)(iii) below) and is the sole manager of Children's Equity and (ii) Entertainment Industry Foundation (162,500) and various other persons own all of the Non-Voting Interests of Children's Equity (each such capitalized term which is not otherwise defined herein has the meaning given thereto in the Limited Liability Company Agreement of Children's Equity, dated as of April 16, 2000 (the "Children's Equity Operating Agreement")). A full list of the owners of
      -------------------------------------
Non-Voting Interests of Children's Equity is attached as Schedule 2 hereto.

     WHEREAS, Zany, ONRP (directly or through its affiliate, Online Retail Partners LLC (the successor in interest to ONRP Services LLC) ("ONRP
                                                                ----
Services")), ZB Holdings and ZB.com have previously entered into a series of
--------
agreements in furtherance of the formation and operation of a joint venture for the purpose of operating under ZB.com an e-commerce site on the World Wide Web.

     WHEREAS, the joint venture has proven unprofitable and the parties hereto desire to effect the dissolution, liquidation and winding-up of ZB.com, ZB Holdings and Children's Equity in accordance with the terms of this Agreement.

     NOW, THEREFORE, in consideration of the premises and of the representations, warranties, covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1.   ACTIONS PRECEDING DISSOLUTION.

     Each of the parties understands and agrees that the following actions have been taken by the following parties prior to the date and time of execution of this Agreement in contemplation of, and in preparation for, the actions contemplated in Articles 2 and 3 hereof:

          (a)  Actions of ZB.com.
               -----------------

               (i)   Consent of Members. The sole member of ZB.com executed a
                     ------------------
consent, dated November 30, 2000, which, inter alia, approved an amendment to
                                         ----- ----
the ZB.com Operating Agreement clarifying and modifying the dissolution procedures set forth therein.


               (ii)  Consent of Directors. The directors of ZB.com executed a
                     --------------------
unanimous consent, dated November 30, 2000, wherein the board, inter alia,
                                                               ----- ----
approved the amendment referenced in paragraph (a)(i) above.


               (iii) Consent of Members. The sole member of ZB.com executed a
                     ------------------
consent, dated the Effective Date, which, inter alia, approved the execution,
                                          ----- ----
delivery and performance of this Agreement and the dissolution of ZB.com effective upon the execution of this Agreement by each of the parties hereto.

               (iv)  Consent of Directors. The directors of ZB.com executed a
                     --------------------
unanimous consent, dated the Effective Date, which, inter alia, approved the
                                                    ----- ----
execution, delivery and performance of this Agreement and the dissolution of ZB.com effective upon the execution of this Agreement by each of the parties hereto.

               (v)   Consummation of Agreement to Constitute Winding-Up.
                     --------------------------------------------------
Pursuant to the consent referenced in paragraph (a)(iv) above, the directors of ZB.com have unanimously determined that ZB.com shall be wound-up by operation of the performance of this Agreement.

               (vi)  Preparation and Execution of Certificate of Cancellation.
                     --------------------------------------------------------
Pursuant to the consents referenced in paragraphs (a)(iii) and (iv) above, the members and directors of ZB.com have approved, and the officers of ZB.com have prepared and executed, a certificate of cancellation to be filed in accordance with Section 2(a)(vi) below.

          (b)  Actions of ZB Holdings.
               ----------------------

               (i)   Consent of Members. A majority in voting power of the
                     ------------------
members of ZB approved Holdings executed a consent, dated the Effective Date, which, inter alia,approved (x) an amendment and restatement to the ZB Holdings
       ----- ----
Operating Agreement clarifying and modifying the dissolution procedures set forth therein, (y) the execution, delivery and performance of this Agreement, and (z) the dissolution of ZB Holdings effective upon the filing of the certificate of cancellation of ZB.com in accordance with paragraph (a)(vi) above.

               (ii)  Consent of Directors. The directors of ZB Holdings executed
                     --------------------
a unanimous consent, dated the Effective Date, which, inter alia, approved (x)
                                                      ----- ----
an amendment and restatement to the ZB Holdings Operating Agreement clarifying and modifying the dissolution procedures set forth therein, (y) the execution, delivery and performance of this Agreement, and (z) the dissolution of ZB Holdings effective upon the filing of the certificate of cancellation of ZB.com in accordance with paragraph (a)(vi) above.

               (iii) Consummation of Agreement to Constitute Winding-Up.
                     --------------------------------------------------
Pursuant to the consent referenced in paragraph (b)(ii) above, the directors of ZB Holdings have unanimously determined that ZB Holdings shall be wound-up by operation of the performance of this Agreement.

               (iv)  Preparation and Execution of Certificate of Cancellation.
                     --------------------------------------------------------
Pursuant to the consents referenced in paragraphs (b)(i) and (ii) above, the members and directors of ZB Holdings have approved, and the officers of ZB Holdings have prepared and executed, a certificate of cancellation to be filed in accordance with Section 2(b)(v) below.

          (c)  Actions of Children's Equity.
               ----------------------------

               (i)   Consent of Voting Member. The voting member of Children's
                     ------------------------
Equity executed a consent, dated the Effective Date, which, inter alia, approved
                                                            ----- ----
the execution, delivery and performance of this Agreement and the dissolution of Children's Equity effective upon the filing of the certificate of cancellation of ZB Holdings in accordance with paragraph (b)(iv) above.

               (ii)  Consent of Manager. The sole manager of Children's Equity
                     ------------------
executed a consent, dated the Effective Date, which, inter alia, approved the
                                                     ----- ----
execution, delivery and performance of this Agreement and the dissolution of Children's Equity effective upon the filing of the certificate of cancellation of ZB Holdings in accordance with paragraph (b)(iv) above.

               (iii) Consummation of Agreement to Constitute Winding-Up.
                     --------------------------------------------------
Pursuant to the consent referenced in paragraph (c)(ii) above, the manager of Children's Equity has determined that Children's Equity shall be wound-up by operation of the performance of this Agreement.

               (iv)  Preparation and Execution of Certificate of Cancellation.
                     --------------------------------------------------------
Pursuant to the consents referenced in paragraphs (c)(i) and (ii) above, the voting member and manager of Children's Equity have approved, and the manager of Children's Equity has prepared and executed, a certificate of cancellation to be filed in accordance with Section 2(c)(iv) below.

          (d)  Actions of Zany.
               ---------------

               (i)   Consent of Joint Venture Committee. At meetings held on
                     ----------------------------------
November 20, 2000 and December 4, 2000, the Joint Venture Committee approved, inter alia, the execution, delivery and performance of this Agreement and the Stock Purchase Agreement, the Warrant and the Termination Agreement (each as defined in Article 4 below).

               (ii)  Consent of Board of Directors. At a meeting held November
                     -----------------------------
20, 2000, the board of directors of Zany approved, inter alia, (x) the
                                                   ----- ----
execution, delivery and performance of this Agreement, the Stock Purchase Agreement, the Warrant and the Termination Agreement, (y) the formation of ZB Direct and the contribution thereto of the membership interests held by Zany in ZB Holdings, and (z) the issuance of stock and warrants pursuant to the Stock Purchase Agreement.

               (iii) Formation of ZB Direct. ZB Direct was formed by Zany on the
                     ----------------------
date hereof by filing of a certificate of formation with the Secretary of State of the State of Delaware, execution by Zany of a limited liability company operating agreement for ZB Direct and the contribution by Zany to ZB Direct of all membership interests held by Zany in ZB Holdings and Children's Equity.

          (e)  Actions of ZB Direct.
               --------------------

               (i)   Consent of Sole Member. The sole member of ZB Direct
                     ----------------------
executed a consent, dated the Effective Date, which, inter alia, approved the
                                                     ----- ----
execution, delivery and performance of this Agreement, the License Agreement, the Escrow Agreement and the Termination Agreement (each as defined in Article 4 below).

2.   METHOD AND ORDER OF DISSOLUTION.

          (a)  Dissolution and Winding-Up of ZB.com.
               ------------------------------------

               (i)   Dissolution. Immediately upon the execution of this
                     -----------
Agreement, ZB.com shall be dissolved in accordance with the terms of the ZB.com Operating Agreement. ZB.com represents and warrants to each other party hereto that it has taken all necessary action to effectuate said dissolution, such that no further action shall be necessary to effectuate such dissolution and such dissolution shall occur automatically upon the terms and at the time set forth herein.

               (ii)  Allocations. The ZB.com Operating Agreement provides that,
                     -----------
upon the dissolution of ZB.com, the board of directors of ZB.com shall liquidate all assets of the Company that it does not intend to distribute in kind, and allocate (pursuant to Article 5 of the ZB.com Operating Agreement) all income, gain, loss and deductions resulting therefrom. Such allocations are reflected in the financial statements of ZB.com prepared in connection with this Agreement and referenced in Section 7(e) below.

               (iii) Assumption of ZB.com Liabilities. The ZB.com Operating
                     --------------------------------
Agreement provides that after the foregoing allocations, the board of directors shall pay, or provide for the payment of, the obligations of ZB.com, the expenses of liquidation, and the setting up of reserves for such contingencies as the board may consider necessary. Effective immediately upon the dissolution of ZB.com in accordance with paragraph (a)(i) above, ZB Holdings hereby assumes and shall hereafter perform, pay and discharge all liabilities and obligations of ZB.com, including, without limitation, all liabilities and obligations pursuant to (i) contingent, conditional or unmatured contractual claims against ZB.com, (ii) any claims against ZB.com which are the subject of a pending action, suit or proceeding to which ZB.com is a party,
(iii) claims that are not yet known to ZB.com or that have not arisen but that may become known or arise after the date hereof, and (iv) the expenses of liquidation of ZB.com. ZB.com and ZB Holdings represent and warrant to each other and to all other parties hereto that they have respectively taken all necessary action to effectuate said assumption (including the receipt of any and all necessary third party consents), such that no further action shall be necessary to effectuate such assumption and such assumption shall occur automatically upon the terms and at the time set forth herein.

               (iv)  [reserved]

               (v)   Payments in Respect of Membership Interests of ZB.com. The
                     -----------------------------------------------------
ZB.com Operating Agreement provides that after the provision for payment of obligations, expenses of liquidation and setting up reserves, the board of directors shall thereafter distribute the remaining assets of ZB.com to the members of ZB.com in proportion to the positive Capital Account (as defined in the ZB.com Operating Agreement) balances in the members' respective Capital Accounts determined after giving effect to all contributions and distributions for all periods, and after taking into account all Capital Account adjustments for the ZB.com taxable year during which the liquidation occurs. After taking into account the foregoing factors, the Capital Accounts of each member of ZB.com as of October 28, 2000 are as listed in Schedule 3 hereto, therefore entitling the members, based upon the book value of ZB.com as of October 28, 2000, to the dissolution amounts set forth in Schedule 3. After updating the numbers in Schedule 3 to reflect applicable adjustments to the Capital Accounts and the fair value of ZB.com through the date of the distribution of assets under this paragraph (a)(v) (which adjustments shall be determined in the sole discretion of the President of ZB.com based on the advice of ZB.com's independent valuation expert), the officers of ZB.com shall pay, in cash or in kind, as they shall determine in their sole discretion, the amounts to which such members are entitled based upon such adjusted Capital Accounts under the terms of the ZB.com Operating Agreement, all as soon as practicable after the dissolution of ZB.com in accordance with paragraph (a)(i) above. It is understood and agreed that in effectuating the distribution pursuant to this paragraph (a)(v), ZB Holdings will first receive an amount of assets equal to the value of the liabilities it assumed pursuant to paragraph (a)(iii) above, and the remaining assets will be distributed to the members of ZB.com in proportion to the positive Capital Account balances in the members' respective Capital Accounts. In furtherance of the foregoing, effective immediately upon the dissolution of ZB.com in accordance with paragraph (a)(i) above, ZB.com hereby grants, sells, conveys, assigns, transfers, sets over to, and vests in ZB Holdings, its successors and assigns, all of ZB.com's right, title and interest, legal and equitable, in and to all of the assets other than cash of ZB.com, including, without limitation, all of its rights and privileges under or otherwise in respect of the same that are part of such assets, to have and to hold the same, including the appurtenances thereof, forever, to its and their own proper use. ZB.com and ZB Holdings represent and warrant to each other and to all other parties hereto that they have respectively taken all necessary action (including the receipt of any and all necessary third party consents) to effectuate the assignment of all assets other than cash, such that no further action shall be necessary to effectuate such assignment and such assignment shall occur automatically upon the terms and at the time set forth herein.

               (vi)  Certificate of Cancellation of ZB.com. As soon as
                     -------------------------------------
commercially practicable after the completion of the actions contemplated by paragraphs (a)(i) through (a)(v) above, ZB.com shall file with the Secretary of State of the State of Delaware a certificate of cancellation with respect to the certificate of formation of ZB.com, which certificate of cancellation shall comply in all respects with the provisions of Section 18-203 of the Delaware Limited Liability Company Act (the "Act") and which certificate shall not
                                    ---
provide for a future effective date or time for such cancellation. ZB.com represents and warrants to each other party hereto that it has taken all necessary action to authorize the execution and filing of such certificate of cancellation. The ZB.com Operating Agreement will terminate, and be of no further force and effect, upon the effective time of such certificate of cancellation.

          (b)  Dissolution and Winding-Up of ZB Holdings.
               -----------------------------------------

               (i)   Dissolution. Immediately upon the effective time of the
                     -----------
filing of the certificate of cancellation of ZB.com in accordance with the paragraph (a)(vi) above, ZB Holdings shall be dissolved in accordance with the terms of the ZB Holdings Operating Agreement. ZB Holdings represents and warrants to each other party hereto that it has taken all necessary action to effectuate said dissolution, such that no further action shall be necessary to effectuate such dissolution and such dissolution shall occur automatically upon the terms and at the time set forth herein.

               (ii)  Allocations. The ZB Holdings Operating Agreement provides
                     -----------
that, upon the dissolution of ZB Holdings, the board of directors of ZB Holdings shall liquidate the assets of the Company that it does not intend to distribute in kind, and allocate (pursuant to Article 5 of the ZB Holdings Operating Agreement) all income, gain, loss and deductions resulting therefrom. Such allocations are reflected in the financial statements of ZB Holdings prepared in connection with this Agreement and referenced in Section 8(f) below.

               (iii) Assumption of ZB Holdings Liabilities. The ZB Holdings
                     -------------------------------------
Operating Agreement provides that after the foregoing allocations, the board of directors shall pay, or provide for the payment of, the obligations of ZB Holdings, the expenses of liquidation, and the setting up of reserves for such contingencies as the board may consider necessary. Effective immediately upon the dissolution of ZB Holdings in accordance with paragraph (b)(i) above, ZB Direct hereby assumes and shall hereafter perform, pay and discharge all liabilities and obligations of ZB Holdings, including, without limitation, all liabilities and obligations pursuant to (i) contingent, conditional or unmatured contractual claims against ZB Holdings, (ii) any claims against ZB Holdings which are the subject of a pending action, suit or proceeding to which ZB Holdings is a party, (iii) claims that are not yet known to ZB Holdings or that have not arisen but that may become known or arise after the date hereof, and
(iv) the expenses of liquidation of ZB Holdings. ZB Direct and ZB Holdings represent and warrant to each other and to all other parties hereto that they have respectively taken all necessary action to effectuate said assumption (including the receipt of any and all necessary third party consents), such that no further action shall be necessary to effectuate such assumption and such assumption shall occur automatically upon the terms and at the time set forth herein.

               (iv)  Payments in Respect of Membership Interests of ZB Holdings.
                     ----------------------------------------------------------
The ZB Holdings Operating Agreement provides that after the provision for payment of obligations, expenses of liquidation and setting up reserves, the board of directors shall thereafter distribute the remaining assets of ZB Holdings to the members of ZB Holdings in proportion to the positive Capital Account (as defined in the ZB Holdings Operating Agreement) balances in the members' respective Capital Accounts determined after giving effect to all contributions and distributions for all periods, and after taking into account all Capital Account adjustments for the ZB Holdings taxable year during which the liquidation occurs. After taking into account the foregoing factors, the Capital Accounts of each member of ZB Holdings as of October 28, 2000 are as listed in Schedule 4 hereto, therefore entitling the members, based upon the book value of ZB Holdings as of October 28, 2000, to the dissolution amounts set forth in Schedule 4. After updating the numbers in Schedule 4 to reflect applicable adjustments to the Capital Accounts and the fair value of ZB Holdings through the date of the distribution of assets under this paragraph (b)(iv) (which adjustments shall be determined in the sole discretion of the President of ZB Holdings based upon the advice of ZB Holdings' independent valuation expert), the officers of ZB Holdings shall pay, in cash or in kind, as they shall determine in their sole discretion, the amounts to which such members are entitled based upon such adjusted Capital Accounts and valuation under the terms of the ZB Holdings Operating Agreement, all as soon as practicable after the dissolution of ZB Holdings in accordance with paragraph (b)(i) above. The officers of ZB Holdings shall pay, in cash or in kind, as they shall determine in their sole discretion, the amounts to which such members are entitled based upon such Capital Accounts under the terms of the ZB Holdings Operating Agreement, all as soon as practicable after the dissolution of ZB Holdings in accordance with paragraph (b)(i) above. It is understood and agreed that in effectuating the distribution pursuant to this paragraph (b)(iv), ZB Direct will first receive an amount of assets equal to the value of the liabilities it assumed pursuant to paragraph (b)(iii) above, and the remaining assets will be distributed to the members of ZB Holdings in proportion to the positive Capital Account balances in the members' respective Capital Accounts. In furtherance of the foregoing, effective immediately upon the dissolution of ZB Holdings in accordance with paragraph (b)(i) above, ZB Holdings hereby grants, sells, conveys, assigns, transfers, sets over to, and vests in ZB Direct, its successors and assigns, all of ZB Holdings' right, title and interest, legal and equitable, in and to all of the assets other than cash of ZB Holdings, including, without limitation, all of its rights and privileges under or otherwise in respect of the same that are part of such assets, to have and to hold the same, including the appurtenances thereof, forever, to its and their own proper use. ZB Direct and ZB Holdings represent and warrant to each other and to all other parties hereto that they have respectively taken all necessary action (including the receipt of any and all necessary third party consents) to effectuate the assignment of all assets other than cash, such that no further action shall be necessary to effectuate such assignment and such assignment shall occur automatically upon the terms and at the time set forth herein.

               (v)   Certificate of Cancellation of ZB Holdings. As soon as
                     ------------------------------------------
commercially practicable after the completion of the actions contemplated by paragraphs (a) and (b)(i) to (b)(iv) above, ZB Holdings shall file with the Secretary of State of the State of Delaware a certificate of cancellation with respect to the certificate of formation of ZB Holdings, which certificate of cancellation shall comply in all respects with the provisions of Section 18-203 of the Act and which certificate shall not provide for a future effective date or time for such dissolution. ZB Holdings represents and warrants to each other party hereto that it has taken all necessary action to authorize the execution and filing of such certificate of cancellation. The ZB

Holdings Operating Agreement will terminate, and be of no further force and effect, upon the effective time of such certificate of cancellation; provided,
                                                                     --------
however, that the restrictions of Section 10.3 thereof shall continue and
-------
survive for a period of one year from such effective time.


          (c)  Dissolution and Winding-Up of Children's Equity.
               -----------------------------------------------

               (i)   Dissolution. Immediately upon the effective time of the
                     -----------
filing of the certificate of cancellation of ZB Holdings in accordance with paragraph (b)(v) above, Children's Equity shall be dissolved in accordance with the terms of the Children's Equity Operating Agreement. Children's Equity represents and warrants to each other party hereto that it has taken all necessary action to effectuate said dissolution, such that no further action shall be necessary to effectuate such dissolution and such dissolution shall occur automatically upon the terms and at the time set forth herein.

               (ii)  Assumption of Children's Equity Liabilities. The Children's
                     -------------------------------------------
Equity Operating Agreement provides that upon dissolution, Children's Equity shall pay, or provide for the payment of, the obligations of Children's Equity. While there are no known current obligations of Children's Equity, effective immediately upon the dissolution of Children's Equity in accordance with paragraph (c)(i) above, ZB Direct hereby assumes and shall hereafter perform, pay and discharge all liabilities and obligations of Children's Equity, including, without limitation, all liabilities and obligations pursuant to (i) contingent, conditional or unmatured contractual claims against Children's Equity, (ii) any claims against Children's Equity which are the subject of a pending action, suit or proceeding to which Children's Equity is a party, (iii) claims that are not yet known to Children's Equity or that have not arisen but that may become known or arise after the date hereof, and (iv) expenses of liquidation. ZB Direct and Children's Equity represent and warrant to each other and to all other parties hereto that they have respectively taken all necessary action to effectuate said assumption (including the receipt of any and all necessary third party consents), such that no further action shall be necessary to effectuate such assumption and such assumption shall occur automatically upon the terms and at the time set forth herein.

               (iii) Payments in Respect of Membership Interests of Children's
                     ---------------------------------------------------------
Equity. The Children's Equity Operating Agreement provides that after the
------
provision for payment of obligations, Children's Equity shall thereafter distribute the remaining assets of Children's Equity to its members in accordance with their respective interest percentages in Children's Equity. The number of membership interests held by each member of Children's Equity as of the date hereof is listed in Schedule 2 hereto, therefore entitling the members, based upon the distribution to which Children's Equity would be entitled under
Schedule 4, to the dissolution amounts set forth in Schedule 2. After updating the numbers in Schedule 2 to reflect applicable adjustments to the membership interests held and the fair value of Children's Equity through the date of the distribution of assets under this paragraph (c)(iii) (which adjustments shall be determined in the sole discretion of the manager of Children's Equity based upon the advice of Children's Equity's independent valuation expert), the manager of Children's Equity shall pay, in cash or in kind, as it shall determine in its sole discretion, the amounts to which such members are entitled based upon such adjusted membership interests and valuation under the terms of the Children's Equity Operating Agreement, all as soon as practicable after the dissolution of Children's Equity in accordance with paragraph (c)(i) above. The manager of Children's Equity shall pay, in cash or in kind, as it shall determine in its sole discretion, the amounts to which such members are entitled based upon such membership interests under the terms of the Children's Equity Operating Agreement, all as soon as practicable after the dissolution of Children's Equity in accordance with paragraph (c)(i) above.

               (iv)  Certificate of Cancellation of Children's Equity. As soon
                     ------------------------------------------------
as commercially practicable after the completion of the actions contemplated by paragraphs (a), (b) and (c)(i) to (c)(iii) above, Children's Equity shall file with the Secretary of State of the State of Delaware a certificate of cancellation with respect to the certificate of formation of Children's Equity, which certificate of cancellation shall comply in all respects with the provisions of Section 18-203 of the Act and which certificate shall not provide for a future effective date or time for such cancellation. Children's Equity represents and warrants to each other party hereto that it has taken all necessary action to authorize the execution and filing of such certificate of cancellation. The Children's Equity Operating Agreement will terminate, and be of no further force an effect, upon the effective time of such certificate of cancellation.

3.   GUARANTY; WAIVERS.

          (a)  Guaranty. Zany hereby unconditionally guarantees to the creditors
               --------
and other persons or entities to whom obligations or liabilities are owed by ZB Direct pursuant to the assumption of liabilities and obligations contemplated by
Section 2(b)(iii) and 2(c)(ii) above, for the benefit of such creditors and other persons or entities and for the benefit of their respective permitted successors and assigns, the full and prompt payment and performance of all such obligations and liabilities of ZB Direct. This guaranty is a guaranty of payment and not of collection. Zany agrees to pay any and all expenses or other amounts that may be paid or incurred by any person, creditor or entity in enforcing any rights under this guaranty.

          (b)  Waivers.  Other than with respect to payments specifically
               -------
contemplated in Section 2 of this Agreement, each party hereto which is a member of ZB.com, ZB Holdings or Children's Equity, waives any right to payment in respect of the membership interest held thereby in connection with the dissolution of ZB.com, ZB Holdings or Children's Equity, as applicable. Each party hereto waives any claim arising under Article 7 of ZB Holdings Operating Agreement (transfer restrictions) and Article VIII of the Children's Equity Operating Agreement (transfer restrictions) with respect to the transfer by Zany to ZB Direct of membership interests in ZB Holdings and Children's Equity. Each of Zany and ONRP waives the provision of Section 10.3 of the ZB Holdings Operating Agreement to the extent, and only to the extent, that such provision would otherwise restrict the ability of Zany, ZB Direct or ONRP to directly or indirectly hire, solicit or attempt to solicit the services or business of any present or former employee of ZB.com, ZB Holdings or Children's Equity.

4.   ADDITIONAL AGREEMENTS.

     It is contemplated that upon completion of the dissolutions of ZB.com, ZB Holdings and Children's Equity, Zany will issue to ONRP shares of restricted common stock and warrants to purchase additional shares thereof as well as cash, all in consideration for the termination of those agreements under which Zany or ZB Direct (by virtue of the assumption of liabilities under this Agreement or otherwise) owe obligations to ONRP or ONRP Services. In furtherance thereof, contemporaneously with the execution of this Agreement the following agreements have been executed, in the forms attached hereto as Exhibits A through E respectively:

          (a) Stock Purchase Agreement, by and between Zany and ONRP (the "Stock Purchase Agreement");
-------------------------

          (b)  Warrant for Purchase of Shares of Common Stock of Zany (the

"Warrant");
--------

          (c) License Agreement, by and among ZB Direct, ONRP and ONRP Services (the "License Agreement");
     ------------------

          (d) Amendment and Termination Agreement, by and among Zany, ZB Direct and ONRP Services(the"Termination Agreement"); and
                      ---------------------

          (e) Software Escrow Agreement, by and among ONRP Services, ZB Direct and Fort Knox Escrow Services, Inc. (the "Escrow Agreement").
                                          ----------------

5.   REPRESENTATIONS AND WARRANTIES OF ONRP.

     ONRP represents and warrants to each of the other parties hereto that, as of the Effective Date, except as set forth in the disclosure schedule, if any, delivered by ONRP to the other parties prior to the execution and delivery of this Agreement:

          (a)  Title; Agreements. ONRP owns 5,000,000 Voting Common Interests
               -----------------
and 8,977,440 Non-Voting Common Interests of ZB Holdings free and clear of any and all encumbrances or other restrictions on transfer. ONRP is not a party to any voting trust, proxy or other agreement or understanding with respect to any membership interest of ZB Holdings. ONRP owns no other, and has no other right to purchase any, membership interests in ZB.com, ZB Holdings or Children's Equity.

          (b)  Organization, Standing and Power. ONRP is a corporation duly
               --------------------------------
organized, validly existing and in good standing under the laws of its jurisdiction of organization. ONRP has the corporate power to own its properties and to carry on its business as now being conducted. ONRP is not in violation of any of the provisions of its certificate of incorporation or bylaws.

          (c)  Authority. ONRP has all requisite corporate power and authority
               ---------
to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action (corporate or otherwise) on the part of ONRP. This Agreement has been duly executed and delivered by ONRP and constitutes the legal, valid and binding obligation of ONRP enforceable against ONRP in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforceability of creditors' rights generally and to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) (the "Bankruptcy and Equity Exception").
                                           -------------------------------
The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation of, or default under (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any obligation or loss of a benefit under (a) any provision of the certificate of incorporation or bylaws of ONRP or (b) any material mortgage, indenture, lease, contract or other agreement or instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to ONRP or any of its subsidiaries or their properties or assets.

          (d)  No Violation. Neither the execution or delivery of this Agreement
               ------------
by ONRP nor the consummation by it of the transactions contemplated hereby, will violate any statute, regulation, rule, injunction, judgment, order, decree, ruling, charge or restriction of any court, administrative agency or commission or governmental authority or instrumentality (a "Governmental Authority") to
                                                 ----------------------
which ONRP is a party or to which it is bound or subject, or the provisions of the certificate of incorporation or bylaws of ONRP.

          (e)  Litigation; Claims. There is no litigation, claim, proceeding or
               ------------------
government investigation pending or, to ONRP's knowledge, threatened, against ONRP relating to ZB.com, ZB Holdings or Children's Equity or the transactions contemplated by this Agreement.

          (f)  Financial Statements. ONRP knows of no reason why the financial
               --------------------
statements of ZB.com and ZB Holdings prepared as of the Effective Date are not
(i) in compliance as to form in all material respects with applicable accounting requirements, (ii) prepared in accordance with generally accepted accounting principles applied on a basis consistent throughout the periods indicated and consistent with each other, and (iii) a fair presentation in all material respects of the consolidated financial condition and operating results of ZB.com and ZB Holdings, respectively, and their subsidiaries at the dates and during the periods indicated therein.

6.   REPRESENTATIONS AND WARRANTIES OF ZANY.

     Zany represents and warrants to each of the other parties hereto that, as of the Effective Date, except as set forth in the disclosure schedule, if any, delivered by Zany to each of the other parties hereto prior to the execution and delivery of this Agreement:

          (a)  Title; Agreements. Zany owns its membership interest in ZB Direct
               -----------------
free and clear of any and all encumbrances or other restrictions on transfer. Zany is not a party to any voting trust, proxy or other agreement or understanding with respect to any membership interest of ZB Direct. Zany owns no other, and has no other right to purchase any, membership interests in ZB.com, ZB Holdings or Children's Equity.

          (b) Organization, Standing and Power. Zany is a corporation duly
              --------------------------------
organized, validly existing and in good standing under the laws of its jurisdiction of organization. Zany has the corporate power to own its properties and to carry on its business as now being conducted. Zany is not in violation of any of the provisions of its articles of incorporation or bylaws.

          (c)  Authority. Zany has all requisite corporate power and authority
               ---------
to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action (corporate or otherwise) on the part of Zany. This Agreement has been duly executed and delivered by Zany and constitutes the legal, valid and binding obligation of Zany enforceable against Zany in accordance with its terms, except as limited by the Bankruptcy and Equity Exception. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation of, or default under (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any obligation or loss of a benefit under (a) any provision of the articles of incorporation or bylaws of Zany or (b) any material mortgage, indenture, lease, contract or other agreement or instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Zany or any of its subsidiaries or their properties or assets.


          (d)  No Violation. Neither the execution or delivery of this Agreement
               ------------
by Zany nor the consummation by it of the transactions contemplated hereby, will violate any statute, regulation, rule, injunction, judgment, order, decree, ruling, charge or restriction of any Governmental Authority to which Zany is a party or to which it is bound or subject, or the provisions of the articles of incorporation or bylaws of Zany.

          (e) Litigation; Claims. There is no litigation, claim, proceeding or government investigation pending or, to Zany's knowledge, threatened, against Zany relating to ZB.com, ZB Holdings, Children's Equity or the transactions contemplated by this Agreement.

          (f)  Financial Statements. Zany knows of no reason why the financial
               --------------------
statements of ZB.com and ZB Holdings prepared as of the Effective Date are not
(i) in compliance as to form in all material respects with applicable accounting requirements, (ii) prepared in accordance with generally accepted accounting principles applied on a basis consistent throughout the periods indicated and consistent with each other, and (iii) a fair presentation in all material respects of the consolidated financial condition and operating results of ZB.com and ZB Holdings, respectively, and their subsidiaries at the dates and during the periods indicated therein.

7.   REPRESENTATIONS AND WARRANTIES OF ZB.COM.

     ZB.com represents and warrants to each of the other parties hereto that, as of the Effective Date, except as set forth in the disclosure schedule, if any, delivered by ZB.com to each of the other parties hereto prior to the execution and delivery of this Agreement:

          (a)  Organization, Standing and Power. ZB.com is a limited liability
               --------------------------------
company duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. ZB.com has the power under its certificate of formation and the ZB.com Operating Agreement to own its properties and to carry on its business as now being conducted. ZB.com is not in violation of any of the provisions of its certificate of formation or the ZB.com Operating Agreement.

          (b)  Authority. ZB.com has all requisite power and authority under its
               ---------
certificate of formation and the ZB.com Operating Agreement to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action (corporate or otherwise) on the part of ZB.com. This Agreement has been duly executed and delivered by ZB.com and constitutes the legal, valid and binding obligation of ZB.com enforceable against ZB.com in accordance with its terms, except as limited by the Bankruptcy and Equity Exception. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation of, or default under (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any obligation or loss of a benefit under (a) any provision of its certificate of formation or the ZB.com Operating Agreement or (b) any material mortgage, indenture, lease, contract or other agreement or instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to ZB.com or any of its subsidiaries or their properties or assets.

          (c)  No Violation. Neither the execution or delivery of this Agreement
               ------------
by ZB.com nor the consummation by it of the transactions contemplated hereby, will violate any statute, regulation, rule, injunction, judgment, order, decree, ruling, charge or restriction of any Governmental Authority to which ZB.com is a party or to which it is bound or subject, or the provisions of its certificate of formation or the ZB.com Operating Agreement.

          (d)  Litigation; Claims. There is no litigation, claim, proceeding or
               ------------------
government investigation pending or, to ZB.com's knowledge, threatened, against ZB.com relating to the transactions contemplated by this Agreement.

          (e)  Financial Statements. The financial statements, including,
               --------------------
without limitation, the balance sheet, of ZB.com prepared as of the Effective Date, to the knowledge of ZB.com (i) comply as to form in all material respects with applicable accounting requirements, (ii) were prepared in accordance with generally accepted accounting principles applied on a basis consistent throughout the periods indicated and consistent with each other, and (iii) fairly present in all material respects the consolidated financial condition and operating results of ZB.com and its subsidiaries at the dates and during the periods indicated therein.

8.   REPRESENTATIONS AND WARRANTIES OF ZB HOLDINGS.

     ZB Holdings represents and warrants to each of the other parties hereto that, as of the Effective Date, except as set forth in the disclosure schedule, if any, delivered by ZB Holdings to each of the other parties hereto prior to the execution and delivery of this Agreement:

          (a)  Title; Agreements. ZB Holdings owns all of the Preferred
               -----------------
Interests of ZB.com free and clear of any and all encumbrances or other restrictions on transfer. ZB Holdings is not a party to any voting trust, proxy or other agreement or understanding with respect to any membership interest of ZB.com. ZB Holdings owns no other, and has no other right to purchase any, membership interests in ZB.com.

          (b)  Organization, Standing and Power. ZB Holdings is a limited
               --------------------------------
liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. ZB Holdings has the power under its certificate of formation and the ZB Holdings Operating Agreement to own its properties and to carry on its business as now being conducted. ZB Holdings is not in violation of any of the provisions of its certificate of formation or the ZB Holdings Operating Agreement.

          (c)  Authority. ZB Holdings has all requisite power and authority
               ---------
under its certificate of formation and the ZB Holdings Operating Agreement to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action (corporate or otherwise) on the part of ZB Holdings. This

Agreement has been duly executed and delivered by ZB Holdings and constitutes the legal, valid and binding obligation of ZB Holdings enforceable against ZB Holdings in accordance with its terms, except as limited by the Bankruptcy and Equity Exception. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation of, or default under (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any obligation or loss of a benefit under (a) any provision of its certificate of formation or the ZB Holdings Operating Agreement or (b) any material mortgage, indenture, lease, contract or other agreement or instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to ZB Holdings or any of its subsidiaries or their properties or assets.

          (d)  No Violation. Neither the execution or delivery of this Agreement
               ------------
by ZB Holdings nor the consummation by it of the transactions contemplated hereby, will violate any statute, regulation, rule, injunction, judgment, order, decree, ruling, charge or restriction of any Governmental Authority to which ZB Holdings is a party or to which it is bound or subject, or the provisions of its certificate of formation or the ZB Holdings Operating Agreement.

          (e)  Litigation; Claims. There is no litigation, claim, proceeding or
               ------------------
government investigation pending or, to ZB Holdings' knowledge, threatened, against ZB Holdings relating to ZB.com or the transactions contemplated by this Agreement.

          (f)  Financial Statements. The financial statements, including,
               --------------------
without limitation, the balance sheet, of ZB Holdings prepared as of the Effective Date, to the knowledge of ZB Holdings (i) comply as to form in all material respects with applicable accounting requirements, (ii) were prepared in accordance with generally accepted accounting principles applied on a basis consistent throughout the periods indicated and consistent with each other, and
(iii) fairly present in all material respects the consolidated financial condition and operating results of ZB Holdings and its subsidiaries at the dates and during the periods indicated therein.

9.   REPRESENTATIONS AND WARRANTIES OF CHILDREN'S EQUITY.

     Children's Equity represents and warrants to each of the other parties hereto that, as of the Effective Date, except as set forth in the disclosure schedule, if any, delivered by Children's Equity to each of the other parties hereto prior to the execution and delivery of this Agreement:

          (a)  Title; Agreements. Children's Equity owns 533,501 Non-Voting
               -----------------
Preferred Interests of ZB Holdings free and clear of any and all encumbrances or other restrictions on transfer. Children's Equity is not a party to any voting trust, proxy or other agreement or understanding with respect to any membership interest of ZB Holdings. Children's Equity owns no other, and has no other right to purchase any, membership interests in ZB Holdings. Children's Equity has no assets other than membership interests in ZB Holdings, and has no known liabilities.

          (b)  Organization, Standing and Power. Children's Equity is a limited
               --------------------------------
liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. Children's Equity has the power under its certificate of formation and the Children's Equity Operating Agreement to own its properties and to carry on its business as now being conducted. Children's Equity is not in violation of any of the provisions of its certificate of formation or the Children's Equity Operating Agreement.

          (c)  Authority. Children's Equity has all requisite power and
               ---------
authority under its certificate of formation and the Children's Equity Operating Agreement to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action (corporate or otherwise) on the part of Children's Equity. This Agreement has been duly executed and delivered by Children's Equity and constitutes the legal, valid and binding obligation of Children's Equity enforceable against Children's Equity in accordance with its terms, except as limited by the Bankruptcy and Equity Exception. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation of, or default under (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any obligation or loss of a benefit under (a) any provision of its certificate of formation or the Children's Equity Operating Agreement or (b) any material mortgage, indenture, lease, contract or other agreement or instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Children's Equity or any of its subsidiaries or their properties or assets.

          (d)  No Violation. Neither the execution or delivery of this Agreement
               ------------
by Children's Equity nor the consummation by it of the transactions contemplated hereby, will violate any statute, regulation, rule, injunction, judgment, order, decree, ruling, charge or restriction of any Governmental Authority to which Children's Equity is a party or to which it is bound or subject, or the provisions of its certificate of formation or the Children's Equity Operating Agreement.

          (e) Litigation; Claims. There is no litigation, claim, proceeding or
              ------------------
government investigation pending or, to Children's Equity's knowledge, threatened, against Children's Equity relating to ZB Holdings or the transactions contemplated by this Agreement.

10.  REPRESENTATIONS AND WARRANTIES OF ZB DIRECT.

     ZB Direct represents and warrants to each of the other parties hereto that, as of the Effective Date, except as set forth in the disclosure schedule, if any, delivered by ZB Direct to each of the other parties hereto prior to the execution and delivery of this Agreement:

          (a)  Title; Agreements. ZB Direct owns (i) all of the Voting Preferred
               -----------------
Interests and 12,889,457 Non-Voting Preferred Interests of ZB Holdings and (ii) all of the Voting Interests of Children's Equity free and clear of any and all encumbrances or other restrictions on transfer. ZB Direct is not a party to any voting trust, proxy or other agreement or understanding with respect to any membership interest of ZB Holdings or Children's Equity. ZB Direct owns no other, and has no other right to purchase any, membership interests in Children's Equity or ZB Holdings.

          (b)  Organization, Standing and Power. ZB Direct is a limited
               --------------------------------
liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. ZB Direct has the power under its certificate of formation and limited liability company operating agreement to own its properties and to carry on its business as now being conducted. ZB Direct is not in violation of any of the provisions of its certificate of formation or limited liability company operating agreement.


          (c)  Authority. ZB Direct has all requisite power and authority under
               ---------
its certificate of formation and limited liability company operating agreement to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action (corporate or otherwise) on the part of ZB Direct. This Agreement has been duly executed and delivered by ZB Direct and constitutes the legal, valid and binding obligation of ZB Direct enforceable against ZB Direct in accordance with its terms, except as limited by the Bankruptcy and Equity Exception. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation of, or default under (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any obligation or loss of a benefit under (a) any provision of its certificate of formation or limited liability company operating agreement or (b) any material mortgage, indenture, lease, contract or other agreement or instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to ZB Direct or any of its subsidiaries or their properties or assets.

          (d)  No Violation. Neither the execution or delivery of this Agreement
               ------------
by ZB Direct nor the consummation by it of the transactions contemplated hereby, will violate any statute, regulation, rule, injunction, judgment, order, decree, ruling, charge or restriction of any Governmental Authority to which ZB Direct is a party or to which it is bound or subject, or the provisions of its certificate of formation or limited liability company operating agreement.

          (e)  Litigation; Claims. There is no litigation, claim, proceeding or
               ------------------
government investigation pending or, to ZB Direct's knowledge, threatened, against ZB Direct relating to ZB Holdings or the transactions contemplated by this Agreement.

11.  LIQUIDATION CERTIFICATE.

     Each of the parties hereto agrees to deliver, if requested by any other party hereto, a certificate executed by an authorized officer or representative thereof stating that the representations and warranties made by such party on the Effective Date were true and correct on the date made and were true and correct on the dates of liquidation, as applicable, of each of ZB.com, ZB Holdings and Children's Equity.

12.  COVENANTS.

     Each of the parties agrees to use their reasonable best efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement, including cooperating fully with the other parties, including by provision of information.

13.  INDEMNIFICATION.

          (a)  Survival of Representations, Warranties and Covenants. The
               -----------------------------------------------------
representations, and warranties of ONRP in Section 5(f) and Zany in Section 6(f), as well as the covenant set forth in Article 12, and all rights of Zany, ONRP or any other party with respect to the foregoing, shall survive for a period of three (3) years from the Effective Date. No other representation, warranty or covenant set forth in this Agreement shall survive the date of this Agreement. The termination or non-survival of any representation, warranty or covenant, however, shall not affect the right to indemnification for breach of such representation or warranty if written notice of such breach is given prior to such termination.

          (b)  Indemnification.
               ---------------

               (i) From and after the Effective Date, and subject to the limitations set forth in this Article 13, ONRP will indemnify and hold harmless Zany and its officers, directors, agents and employees, and each person, if any, who controls or may control it within the meaning of the Securities Act of 1933, as amended (hereinafter referred to individually as an "Indemnified Person" and
                                                        ------------------
collectively as "Indemnified Persons") from and against any and all losses,
                 -------------------
costs, damages, liabilities and expenses arising from claims, demands, actions, causes of action, including, without limitation, reasonable legal fees (collectively, "Damages") resulting from any misrepresentation or breach of any
                -------
of the representations, warranties, covenants and agreements given or made by ONRP in this Agreement or the disclosure schedule submitted by ONRP in connection herewith.

               (ii) From and after the Effective Date, and subject to the limitations set forth in this Article 13, Zany will indemnify and hold harmless ONRP and each of its Indemnified Persons from and against any and all Damages resulting any misrepresentation or breach of any of the representations, warranties, covenants and agreements given or made by Zany in this Agreement or the disclosure schedule submitted by Zany in connection herewith.

     "Damages" as used herein is not limited to matters asserted by third parties, but includes Damages incurred, suffered or sustained in the absence of claims by a third party.

          (c)  Certain Limitations.
               -------------------

               (i) Zany's right to indemnification for Damages under Section 13(b)(i) shall accrue only if the aggregate of all such Damages exceeds $5,000 (the "Threshold Amount") and then only to the extent of any excess Damages over
      ----------------
the Threshold Amount. ONRP's right to indemnification for Damages under Section 13(b)(ii) shall accrue only if the aggregate of all such Damages exceeds the Threshold Amount and then only to the extent of any excess Damages over the Threshold Amount.

               (ii) No indemnification shall be made (or Damages counted against the Threshold Amount) to Zany or ONRP, as the case may be, for matters to the extent that they are covered by insurance (after reduction for the reasonable costs and expenses of obtaining such insurance payment).

          (d)  Certain Procedural Matters.
               --------------------------

               (i) A party seeking indemnification (the "Indemnified Party") shall give prompt written notice to the party from whom indemnification will be sought (the "Indemnifying
             ------------

Party") of any claim for indemnification hereunder and shall provide to the
-----
Indemnifying Party as soon as practicable thereafter all information and documentation necessary to support and verify the claim asserted (or which would be asserted if not below the Threshold Amount), and the Indemnifying Party and his or its representatives shall be given access to all personnel, properties, books and records that the Indemnifying Party reasonably determines to be related thereto.

               (ii) If any legal proceeding is instituted or any claim or demand is asserted by any person in respect of which an Indemnified Party may seek to assert a claim for indemnification hereunder, the Indemnified Party shall promptly cause written notice of the assertion of any such legal proceeding, claim or demand to be made to the Indemnifying Party; provided that the failure to so notify the Indemnifying Party shall not reduce or adversely affect the right of the Indemnified Party to assert a claim for indemnification hereunder with respect to such legal proceeding, claim or demand except to the extent that the Indemnifying Party is materially prejudiced thereby. The Indemnifying Party shall have the right at any time, at his or its option and expense, to participate in (but not to control) the defense of any such legal proceeding, claim or demand (including without limitation the right to participate in negotiations and settlement discussions). The Indemnified Party and the Indemnifying Party shall cooperate fully with each other in connection with the defense, negotiation and settlement of any such legal proceeding, claim or demand, and the Indemnifying Party shall be given access to all personnel, properties, books and records that the Indemnifying Party reasonably determines to be related thereto. No such legal proceeding, claim or demand may be settled or compromised (nor shall any agreement be entered into or commitment made with respect to any settlement or compromise) without the written consent of the Indemnifying Party, which shall not be unreasonably withheld.

          (e)  Exclusive Remedy. This Article 13 sets forth the exclusive right
               ----------------
of the parties, from and after the Effective Date, to obtain indemnification or other compensation for, or to assert any claim in respect of, any Damages resulting from the transactions contemplated by this Agreement, and all other rights are expressly waived for the benefit of the parties hereto and their investors, shareholders, officers, directors and employees. The limitations contained in this Article 13 however, shall not limit the liability of any party hereto with respect to any actual fraud of such party.

          (f)  Resolution of Conflicts; Arbitration.
               ------------------------------------

               (i) In case an Indemnifying Party shall object to any indemnification claim or claims by an Indemnified Party, the Indemnifying Party and the Indemnified Party shall attempt in good faith for thirty (30) days to agree upon the rights of the respective parties with respect to each of such claims.

               (ii) If no such agreement can be reached after good faith negotiation, either the Indemnifying Party or the Indemnified Party may, by written notice to the other, demand arbitration of the matter unless the amount of the Damages is at issue in pending litigation with a third party, in which event arbitration shall not be commenced until such amount is ascertained or both the Indemnifying Party and the Indemnified Party agree to arbitration; and in such event the matter shall be settled by arbitration conducted by a single arbitrator. The Indemnifying Party and the Indemnified Party shall jointly select an arbitrator. If the

Indemnifying Party and the Indemnified Party fail to agree upon an arbitrator within ten (10) days, an arbitrator shall be selected for them by the American Arbitration Association. The decision of the arbitrator so selected as to the validity and amount of any indemnification claim shall be binding and conclusive upon the parties to this Agreement.

               (iii) Judgment upon any award rendered by the arbitrators may be entered in any court having jurisdiction. Any such arbitration shall be held in Montgomery County, Pennsylvania under the commercial rules then in effect of the American Arbitration Association. The non-prevailing party to an arbitration shall pay its own expenses, the fees of each arbitrator, the administrative fee of the American Arbitration Association, and the expenses, including without limitation, attorneys' fees and costs reasonably incurred by the other party to the arbitration.

14.  GENERAL.

          (a)  Assignment and Binding Effect. All of the terms and provisions of
               -----------------------------
this Agreement shall be binding upon and inure to the benefit of and be enforceable by the heirs, administrators, personal representatives, successors and permitted assigns of the parties hereto.

          (b)  Entire Agreement; Amendment; Waiver. This Agreement, together
               -----------------------------------
with the other agreements referenced herein, sets forth the entire understanding of the parties hereto with respect to the transactions contemplated hereby. Each of the Schedules and Exhibits to this Agreement is incorporated herein by this reference and expressly made a part hereof. Any and all previous agreements and understandings between or among the parties regarding the subject matter hereof, whether written or oral, are superseded by this Agreement. This Agreement shall not be amended or modified except by a written instrument duly executed by each of the parties hereto. Any extension or waiver by any party of any provision hereto shall be valid only if set forth in an instrument in writing signed on behalf of such party.

          (c)  Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts and any party hereto may execute any such counterpart, each of which when executed and delivered (which deliveries may be made by telefax) shall be deemed to be an original, and all of which counterparts taken together shall constitute but one and the same instrument. It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts.

          (d)  Expenses. Zany has paid and will pay the fees, expenses and
               --------
disbursements of Zany and its agents, representatives, accountants and counsel incurred in connection with the subject matter of this Agreement. ONRP has paid and will pay the fees, expenses and disbursements of ONRP and its agents, representatives, financial advisers, accountants and counsel incurred in connection with the subject matter of this Agreement.

          (e)  Notices. Any notice, request, claim, demand, waiver, consent,
               -------
approval or other communication which is required or permitted hereunder shall be in writing and shall be deemed given if delivered personally or sent by telefax (with confirmation of receipt), on the third business day after posted by registered or certified mail, postage prepaid, or on the next business day after sent by recognized overnight courier service, as follows:

     If to Zany, ZB.com, ZB Direct, ZB Holdings or Children's Equity to:

          c/o Zany Brainy, Inc.
          2520 Renaissance Boulevard
          King of Prussia, PA 19406
          Attention: Legal Department
          (Telecopy:  610-278-7800)

          with a required copy to:

           Morgan, Lewis & Bockius LLP
          1701 Market Street
          Philadelphia, PA  19103
          Attention: Joanne R. Soslow, Esq.
          (Telecopy:  215-963-5299)

     If to ONRP to:

          Online Retail Partners Inc.
         1440 Broadway
          New York, NY 10018
          Attention: Legal Department
          (Telecopy:  212-653-8401)

or to such other address as the person to whom notice is to be given may have specified in a notice duly given to the sender as provided herein.

          (f) Severability. If any provision of this Agreement or the application thereof to any person or circumstance is held invalid or unenforceable in any jurisdiction, the remainder hereof, and the application of such provision to such person or circumstance in any other jurisdiction or to other persons or circumstances in any jurisdiction, shall not be affected thereby, and to this end the provisions of this Agreement shall be severable.

          (g) No Benefit to Others. The representations, warranties, covenants and agreements contained in this Agreement are for the sole benefit of the parties hereto and, in the case of Section 3(a), the creditors and other persons or entities to whom ZB Direct owes liabilities or obligations pursuant to this Agreement, and their heirs, administrators, personal representatives, successors and assigns, and they shall not be construed as conferring any rights on any other persons.

          (h)  Further Representations. Each party to this Agreement
               -----------------------
acknowledges and represents that it, he or she has been represented by its, his or her own legal counsel in connection with the transactions contemplated by this Agreement, with the opportunity to seek advice as to its, his or her legal rights from such counsel. Each party further represents that it is being independently advised as to the tax consequences of the transactions contemplated by this Agreement.

          (i)  Governing Law. This Agreement will be governed by and construed
               -------------
under the laws of the State of Delaware, without regard to conflict of laws principles applicable therein. All disputes arising from this Agreement will be heard in the federal and state courts for the Commonwealth of Pennsylvania, and the parties hereby agree to be bound by the jurisdiction of such courts.

     IN WITNESS WHEREOF, the parties hereto have executed this Plan of Dissolution as of the day and year first above written.

                                    ZANY BRAINY, INC.


                                    By: _______________________________
                                    Name:
                                    Title:

                                    ONLINE RETAIL PARTNERS INC.


                                    By: _______________________________
                                    Name:
                                    Title:

                                    ZANYBRAINY.COM LLC


                                    By: _______________________________
                                    Name:
                                    Title:

                                    ZB HOLDINGS LLC


                                    By: _______________________________
                                    Name:
                                    Title:

                                    ZANY BRAINY DIRECT LLC

                                    By: Zany Brainy, Inc, its sole member

                                         By: __________________________
                                         Name:
                                         Title:

                                    CHILDREN'S EQUITY LLC

                                    By: Zany Brainy Direct LLC, its manager

                                          By: Zany Brainy, Inc., its member


                                           By: _______________________
                                           Name:
                                           Title:


                    [Signature Page to Plan of Dissolution]